UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

312-669-1650
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2007

Date of reporting period:  April 30, 2007

Explanatory Paragraph

On June 24, 2008, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the semi-annual period ended April 30, 2008.  The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by amending and restating Item 1, “Report to Stockholders,” in its entirety to correct the amounts appearing at the far right of the performance graph on page 6 so that they accurately reflect the ending plot points in the graph of $26,828 (not $35,259) for the Perritt MicroCap Opportunities Fund and $24,332 (not $23,796) for the Russell 2000® Index.  The plot points themselves are correct in the original filing.   This amendment also amends and restates Item 12, “Exhibits,” in its entirety to reflect the filing of new certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the semi-annual period ended April 30, 2008 and, other than amending and restating Item 1, “Report to Stockholders,” and Item 12, “Exhibits,” does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

Item 1. Report to Stockholders.

MicroCap Opportunities Fund Emerging Opportunities Fund

Semi-Annual Reports
April 30, 2008
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $750 million. The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price to earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchaseprograms.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $350 million. The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of	Perritt Capital Management, Inc.
Contents	From the desk of Dr. G.W. Perritt, President	2
Semi-Annual
Reports	Perritt MicroCap Opportunities Fund
April 30, 2008	From the desk of Michael Corbett, President	4
(Unaudited)	Performance	6
	Ten Largest Common Stock Holdings	7
	Allocation of Portfolio Net Assets	7
	Schedule of Investments	8
	Statement of Operations	11
	Financial Highlights	11
	Statements of Changes in Net Assets	12
	Statement of Assets and Liabilities	12
	Notes to Financial Statements	13
	Expense Example	15

	Perritt Emerging Opportunities Fund
	From the desk of Michael Corbett, President	18
	Performance	20
	Ten Largest Common Stock Holdings	21
	Allocation of Portfolio Net Assets	21
	Schedule of Investments	22
	Statement of Operations	25
	Financial Highlights	26
	Statements of Changes in Net Assets	27
	Statement of Assets and Liabilities	27
	Notes to Financial Statements	28
	Expense Example	30

	Perritt Funds

	Advisory Agreements	16
	Directors and Officers	31
	Information	32

Dr. G. W. Perritt
President
Perritt Capital
Management, Inc.

From the Desk of Doctor Gerald W. Perritt

Lessons from History

Although government statisticians have yet to call the current economic environment a recession, it sure feels like one.  My neighbors complain about the high cost of gasoline and tell me that they are cutting back on their expenditures in other areas.  Some are beginning to become worried about their job prospects. The price of a barrel of oil has topped $133, and farmers have diverted food production to fuel production.  In addition, a rising standard of living in China has increased the worldwide demand for meat and poultry.  The result has been a spike in prices at the Perritt grocery store.

It now costs a lot more to fill my gas tank and my belly. Furthermore, both my house and my stock portfolio are worth far less than they were a year ago.  Thus, rising food and energy prices have taken a bite out of my current income and falling asset prices have taken a bite out of my wealth.  It’s of little wonder that consumer confidence has plummeted in recent months.  If it were not for the fact that I am a student of economic and stock market history, I too would be getting depressed.

With consumer prices on the rise and the economy weakening, I have begun to hear pundits bandying about the dreaded word “stagflation.”  I have not heard that word since the 1970’s.  Back then, inflation soared to a double-digit annual rate.  Oil prices spiked, gold and silver prices headed into the stratosphere, and the unemployment rate in the Midwest rose to levels not seen since the Great Depression.
Furthermore, from the beginning of 1970 to the end of 1979, the large-cap dominated Standard & Poor’s 500 Index provided a paltry 5.9 percent average annual return consisting of 1.6 percent annual appreciation and a 4.3 percent average cash dividend yield.  During that 10-year period, the Consumer Price Index rose by 7.4 percent annually.  In other words, in after-inflation terms, stock market investors lost an average of 1.5 percent a year.

What novice investors fail to realize, the decade of the 1970’s was an excellent time to be invested in small company stocks.  According to Ibbotson SBBI, a highly regarded chronicle of historical investment returns, small company stocks provided an 11.5 percent compound annual return during the entire decade.  Furthermore, during the five-year period following the 1973-1974 bear market, small company stocks returned an average of 39.8 percent per year.  Thus, despite a prolonged economic slowdown and surging consumer prices, small company stocks provided some of their best returns in modern history.

According to statistics kept by the National Bureau of Economic Research, the U. S. economy experienced 20 economic recessions since 1900.  (The NBER defines an economic recession as two or more successive quarters of economic decline.)  In other words, the U.S. economy experiences a period of economic decline, on average, once every eight years.  During my working lifetime, I have experienced six economic recessions.  From peak to trough, the longest period of decline persisted for 43 months (from August 1929 to March 1933), the shortest lasted only six months (from January through July 1980).  The average length of the last 20 economic recessions was 14 months.  The 11 economic recessions that have occurred since the end of World War II have been relatively mild.  The two longest periods of decline lasted 16 months.  Eight lasted less than one-year.  The latest period of decline lasted eight months (from March through November 2001).

Most stock market investors fear economic recessions, and for good reason. During the typical recession, the unemployment rate rises, incomes decline, and consumers rein in their purchases of goods and services.  As a result, corporate earnings and price-earnings multiples fall, and stock prices plummet.

Bear markets are indeed painful.  When the pain becomes too much to bear, many investors dump their shares and head for the safety of money market instruments.  History indicates that this usually occurs near the mid-point of an economic recession.  What these investors fail to realize is the fact that every recession-induced bear market since the end of World War II began before the onset of the recession and ended at or near its mid-point.

In other words, when recession-induced bear market pain is greatest, the market is likely on the verge of a significant upturn.  Furthermore, during the two years following the midpoint of economic recessions, stock prices have historically garnered average annual returns that are significantly greater than their long-term average. Although I too experience pain as I watch my wealth decline during an economic recession, I rely on my knowledge of history to ease my pain.

Of course, the future is not a mirror image of history.  However, those who fail to heed history may be doomed to repeat it.  History tells me that bear stock markets do not last forever. History also tells me that stock prices begin to decline before the onset of economic recessions and begin to head higher at the mid-point of an economic recession.  It also tells me that the best time to add to ones portfolio may be during periods of stock market price declines.  Finally, history also tells me that small company stocks can not only survive periods of stagflation, they can actually prosper.

Dr. Perritt received a
doctorate in finance
and economics from
the University of
Kentucky in 1974.
He has taught
courses in investments
and finance at a
number of colleges and
universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Michael Corbett.

Gerald W. Perritt

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Perritt Capital Management, Inc.	3

Michael Corbett
President
Perritt MicroCap
Opportunities Fund
The Perritt MicroCap Opportunities Fund recently celebrated its 20th year of operations.  During the past 20 years, the Fund posted a compound annual return of 10.39 percent versus a 9.90 percent annual return for its benchmark Russell 2000 Index. Over that 20 year history, the Fund experienced both strong and weak periods of performance.  As of April 30, 2008, the average annualized total return of the Fund for the 1-year, 5-year and 10-year periods were -15.23%, 16.94% and 10.29%, respectively. The annualized expense ratio from the latest prospectus of the Fund is 1.27%. The Russell 2000 Index had average annualized total returns for the 1-year, 5-year and 10-year periods of -10.96%, 13.76% and 5.33%, respectively. From a peak to trough performance perspective, the Fund experienced 15 periods during which the Fund rose more than 20 percent and seven periods when the Fund declined by more than 20 percent.  One of those 20 percent declines just occurred.  From the beginning of July 2007 through the middle of March 2008, the Fund declined nearly 24 percent versus the 24 percent drop for the Russell 2000 Index.  While the recent performance has been disappointing, we remain confident about the Fund’s long-run potential.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data to the most recent month end may be obtained by calling 1-800-331-8936. The fund imposes a 2% redemption fee on shares held for less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

During the past six months, the Perritt MicroCap Opportunities Fund posted a 18.1 percent loss.  During the same six-month period ended April 30, 2008, the Russell 2000 Index lost 12.9 percent and the MSCI MicroCap Index declined by 19.3 percent. (A more detailed report of the Fund’s long-term performance results can be found on page six).

During the past six months, we liquidated investments in 23 companies.  Three were sold due to pending buyout offers, including Packeteer, Printronix and Quintana Maritime. Investments in nine companies were sold because their price targets were reached or their valuations became excessive. Investments in 12 companies were sold after they reported disappointing operating results.  The Fund is approximately 96 percent invested in the stocks of 160 companies, 15 of which were added during the past six months.  (The Fund’s ten largest holdings are described in detail on page seven of this report).  The portfolio is now priced at 14 times our 2008 earnings estimates and at about 13 times our 2009 earnings estimates.  On average, the stocks in the portfolio are priced at slightly more than 0.80 times revenue.  The median market capitalization of the portfolio is approximately $202 million.  The U.S. economy continues to border on the brink of recession.  However, the stock market’s recent decline has given us the opportunity to invest in companies that appear very reasonably-priced. In fact, the Fund’s price-to-sales ratio is near its all-time low.

While Fund assets have declined from $570 million on October 31, 2007 to $414 million on April 30, 2008, the Fund’s expense ratio only increased modestly from 1.27 percent to 1.33 percent.  The Perritt Capital Management team remains committed to maintaining an expense ratio below the industry average.

Small-cap stocks have been in a bear market for nearly ten months and we are not sure when the bear market will end.  However, predicting or determining the market’s ultimate bottom is not important to us.  Our top priority is to acquire the shares of well-managed smaller companies when they are value-priced.  The current economic and stock market environment has provided numerous investment opportunities.

Bear stock markets have not lasted forever.  Investor fears tend to peak at or near the market’s bottom.  Once these fears begin to subside, historically stock prices (especially those of smaller companies) rise dramatically. In fact, stock prices are a leading economic indicator.  Historically, they have headed lower before the economy weakens, and they have rebounded well before the economy begins to improve.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. I have worked for the Fund in several different capacities for nearly 19 years (8 years as the Fund’s President and Portfolio Manager).  I continue to be as excited about the future for the Fund as I was nearly 19 years ago.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

Michael Corbett
President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Price to Sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The MSCI MicroCap Index represents the micro-cap companies in the U.S. equity market. You cannot invest directly in an index.

Perritt MicroCap Opportunities Fund	5

Performance*	April 30, 2008 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. equity market capitalization. The MSCI® U.S. MicroCap Index had an inception date of June 2, 2003. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2008 (Unaudited)
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	-18.05%	-15.23%	27.22%	118.91%	166.41%
Russell 2000® Index	-12.92%	-10.96%	28.15%	90.56%	68.16%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-19.32%	-20.71%	13.14%	NA	NA
(reflects no deduction for fees and expenses)
CPI	2.82%	3.94%	10.39%	16.88%	32.20%

Average Annual Total Returns**
Periods ended April 30, 2008 (Unaudited)
		Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund		-15.23%	8.35%	16.94%	10.29%
Russell 2000® Index		-10.96%	8.62%	13.76%	5.33%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index		-20.71%	4.20%	NA	NA
(reflects no deduction for fees and expenses)
CPI		3.94%	3.35%	3.17%	2.83%

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

Apogee Enterprises, Inc. (APOG) engages in the design and development of value-added glass products, services, and systems. The company operates in two segments, Architectural Products and Services, and Large-Scale Optical Technologies.

Universal Electronics Inc. (UEIC) provides pre-programmed universal wireless control products and audio/video accessories for home entertainment systems. Its products include standard and touch screen remote controls; antennas; and various audio/video accessories, including signal boosters, television brackets, and audio/video cleaning products, as well as microcon-trollers.

Actel Corp. (ACTL) engages in the design, development, and marketing of flash- and antifuse-based low-power field-programmable gate arrays (FPGAs). It offers a range of single-chip, flash-based solutions for the aerospace, automotive, avionics, communications, consumer, industrial, and medical markets.

NATCO Group, Inc. (NTG) provides wellhead process equipment, systems and service used in the production of oil and gas.  The company’s production equipment is used onshore and offshore.  It operates in three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls.

American Ecology Corp. (ECOL) through its subsidiaries, provides radioactive, hazardous, polychlorinated biphenyls, and industrial waste management services in the United States. It accepts hazardous, polychlorinated biphenyl, industrial and low-level radioactive waste, naturally occurring and accelerator produced radioactive materials, and low-activity radioactive material.

Newpark Resources, Inc (NR) provides integrated fluids management, environmental, and oilfield services. Providing its products and services to major and independent oil and gas exploration companies primarily in North America.

Furniture Brands International, Inc. (FBN) designs, manufactures, sources, and retails home furnishings.  The company sells its products through a network of independently-owned furniture retailers, national and regional department stores and chains, and trade showrooms. As of December 31, 2007, it operated 28 stores.

VAALCO Energy, Inc. (EGY) an independent energy company, engages in the acquisition, exploration, development, and production of crude oil and natural gas. As of December 31, 2007, the company had total proved reserves of 6,214 million barrels of crude oil and 61 million cubic feet of natural gas.

StealthGas Inc. (GASS)  engages in the ownership of a fleet of liquefied petroleum gas (LPG) carriers that provide international seaborne transportation services to LPG producers and users in Greece and internationally. It carries various petroleum and petrochemical gas products in liquefied form, including propane, butane, butadiene, isopropane, propylene, and vinyl chloride monomer, which are byproducts of the production of crude oil and natural gas.

PC Mall, Inc. (MALL) is a direct marketer of computer hardware, software, peripherals, electronics, and other consumer products and services. Its product portfolio comprises notebooks, desktops and servers, software, home electronics, printers, storage and related supplies, displays, network and telecommunications, memory, and input devices.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Holdings	April 30, 2008 (Unaudited)

Perritt MicroCap Opportunities Fund	7

Schedule of Investments	April 30, 2008 (Unaudited)

Shares	COMMON STOCKS – 96.01%	Value
Air Freight & Logistics - 0.29%
70,986	Park-Ohio Holdings Corp. (a)	$1,184,046
Auto Components - 1.94%
250,000	Midas, Inc. (a)	3,882,500
97,000	Monroe Muffler Brake, Inc.	1,600,500
450,550	SORL Auto Parts, Inc. (a)	2,234,728
50,000	Standard Motor Products, Inc.	304,000
		8,021,728
Biotechnology - 0.42%
383,551	Trinity Biotech PLC ADR (a)	1,507,355
1,000,000	Zila, Inc. (a)	230,000
		1,737,355
Building Materials - 1.22%
370,000	Comfort Systems USA, Inc	5,032,000
Business Services - 5.11%
290,619	Barrett Business Services, Inc.	3,487,428
502,295	Clearpoint Business Resources, Inc. (a)	512,341
100,000	Exponent, Inc. (a)	3,374,000
33,500	Forrester Research, Inc. (a)	966,140
370,000	GP Strategies Corporation (a)	3,145,000
306,135	RCM Technologies, Inc. (a)	1,258,215
229,700	Rentrak Corporation (a)	3,185,939
136,500	TechTeam Global, Inc. (a)	1,269,450
287,100	Tier Technologies, Inc. (a)	2,232,202
70,000	World Fuel Services Corporation	1,719,200
		21,149,915
Chemicals & Related Products - 1.53%
308,000	Aceto Corporation	2,165,240
98,271	KMG Chemicals, Inc.	1,361,053
128,450	Penford Corporation	2,820,762
		6,347,055
Commercial Services & Supplies - 1.19%
299,000	ICT Group, Inc. (a)	3,268,070
180,625	The Standard Register Company	1,712,325
		4,980,395
Computers & Electronics - 3.10%
113,500	Astro-Med, Inc.	956,805
370,000	GSI Group Inc. (a)	3,015,500
276,900	Hypercom Corp. (a)	1,182,363
805,000	InFocus Corporation (a)	1,352,400
315,000	PC-Tel, Inc. (a)	2,589,300
209,350	Rimage Corporation (a)	3,741,084
		12,837,452
Construction & Engineering - 1.34%
149,014	Insituform Technologies, Inc. (a)	2,521,317
150,000	Sterling Construction Company, Inc. (a)	3,012,000
		5,533,317

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2008 (Unaudited)

Insurance - 0.98%
341,722	CRM Holdings Ltd. (a)	1,066,173
598,100	Penn Treaty American Corporation (a)	2,978,538
		4,044,711
Leisure - 0.36%
442,900	Century Casinos, Inc. (a)	1,470,428
Medical Supplies & Services - 6.15%
217,804	Allied Healthcare Products, Inc. (a)	1,365,631
526,700	BioScrip, Inc. (a)	2,896,850
335,000	Candela Corp. (a)	994,950
403,000	CardioTech International, Inc. (a)	241,800
450,000	Five Star Quality Care, Inc. (a)	2,700,000
1,010,000	Healthronics, Inc. (a)	3,615,800
402,782	Home Diagnostics, Inc. (a)	3,137,672
2,064,000	Hooper Holmes, Inc. (a)	1,671,840
250,000	Mannatech, Inc	1,632,500
79,404	Medical Action Industries, Inc. (a)	1,301,432
108,000	National Dentex Corporation (a)	1,261,440
138,600	Psychemedics Corporation	2,363,130
400,000	VIVUS, Inc. (a)	2,268,000
		25,451,045
Metals & Mining - 4.29%
235,000	Allied Nevada Gold Corp. (a)	1,165,600
160,600	AM Castle & Co. (a)	4,964,146
194,000	Fronteer Development Group, Inc. (a)	723,620
400,000	NovaGold Resources, Inc. (a)	2,936,000
472,200	Polymet Mining Corp. (a)	1,742,418
90,000	Seabridge Gold, Inc. (a)	1,845,000
556,045	Uranium Resources, Inc. (a)	3,314,028
288,700	Vista Gold Corp. (a)	1,068,190
		17,759,002
Military Equipment - 0.29%
407,517	Force Protection, Inc. (a)	1,218,476

Oil & Gas - 14.19%
270,000	Allis-Chalmers Energy, Inc. (a)	4,328,100
199,600	Brigham Exploration Company (a)	1,884,224
88,200	Callon Petroleum Co. (a)	1,764,000
426,184	CE Franklin Ltd. (a)	3,341,283
614,300	Edge Petroleum Corp. (a)	3,206,646
684,300	Gasco Energy, Inc. (a)	1,970,784
48,000	GMX Resources, Inc. (a)	1,744,320
80,000	GulfMark Offshore, Inc. (a)	4,784,000
225,000	Gulfport Energy Corp. (a)	2,607,750
1,250,000	Meridian Resource Corp. (a)	2,650,000
130,000	Mitcham Industries, Inc. (a)	2,431,000
118,200	NATCO Group, Inc. - Class A (a)	5,980,920
1,045,900	Newpark Resources, Inc. (a)	5,741,991
699,151	Star Gas Partners LP (a)	2,069,487
22,267	Tengasco, Inc. (a)	15,587
216,500	TransGlobe Energy Corporation (a)	987,240
238,500	TXCO Resources, Inc. (a)	3,048,030
293,207	Union Drilling, Inc. (a)	4,958,130
800,000	VAALCO Energy, Inc. (a)	5,184,000
		58,697,492
Real Estate - 0.83%
278,609	Monmouth Real Estate
	Investment Corporation - Class A	2,123,001
31,000	Tejon Ranch Co. (a)	1,310,060
		3,433,061
Retail - 4.86%
156,100	Duckwall-ALCO Stores, Inc. (a)	1,817,004
343,400	Haverty Furniture Companies, Inc.	3,135,242
134,000	MarineMax, Inc. (a)	1,527,600
383,112	PC Mall, Inc. (a)	5,037,923
118,195	Rush Enterprises, Inc. - Class A (a)	1,905,303
117,477	Rush Enterprises, Inc. - Class B (a)	1,765,679
426,600	Sport Supply Group, Inc.	4,927,230
		20,115,981
Semiconductor & Related Products - 4.01%
371,800	Actel Corporation (a)	6,127,264
565,300	Catalyst Semiconductor, Inc. (a)	2,408,178
241,213	CyberOptics Corporation (a)	2,132,323
725,029	FSI International, Inc. (a)	1,174,547
200,000	MIPS Technologies, Inc. (a)	908,000
210,660	Rudolph Technologies, Inc. (a)	2,140,306
158,500	Techwell, Inc. (a)	1,664,250
		16,554,868
Software - 4.87%
299,400	Aladdin Knowledge Systems Ltd. (a)	4,356,270
375,300	American Software, Inc. - Class A	2,308,095
490,800	iPass, Inc. (a)	1,398,780
100,000	Moldflow Corporation (a)	1,976,000
200,000	Netscout Systems, Inc. (a)	2,000,000
350,000	Smith Micro Software, Inc. (a)	3,020,500
273,100	Ulticom, Inc. (a)	1,911,700
275,000	Vignette Corp. (a)	3,176,250
		20,147,595
Specialty Manufacturing - 9.33%
268,050	Aaon, Inc.	4,846,344
143,557	AEP Industries, Inc. (a)	4,052,614
396,000	Apogee Enterprises, Inc.	8,834,760
224,900	Coachmen Industries, Inc.	847,873
143,402	Columbus McKinnon Corp., NY (a)	4,059,711
750,000	Flanders Corporation (a)	4,620,000
345,000	IMAX Corporation (a)	2,283,900
78,165	Integral Systems, Inc.	2,695,911
50,000	Northwest Pipe Company (a)	2,126,000
189,500	RF Monolithics, Inc. (a)	454,800
403,750	Spartan Motors, Inc.	3,791,212
		38,613,125

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund	9

Schedule of Investments Continued	April 30, 2008 (Unaudited)

Telecommunications - 7.89%
200,000	Comtech Group, Inc. (a)	2,604,000
200,000	Digi International, Inc. (a)	1,648,000
93,300	Ditech Networks, Inc. (a)	265,905
288,000	Gilat Satellite Networks Ltd. (a)	3,078,720
334,200	Globecomm Systems, Inc. (a)	2,967,696
450,000	Harmonic, Inc. (a)	3,721,500
375,100	Intervoice, Inc. (a)	2,351,877
1,258,500	The Management Network Group, Inc. (a).	2,202,375
226,921	Oplink Communications, Inc. (a)	2,180,711
350,000	RADVision Ltd. (a)	2,411,500
220,700	Radyne Corporation (a)	1,721,460
690,000	Seachange International, Inc. (a)	4,940,400
700,000	TeleCommunication
	Systems, Inc. - Class A (a)	2,548,000
		32,642,144
Transportation - 3.07%
1,500,000	Grupo TMM S.A. ADR (a)	2,850,000
315,000	StealthGas, Inc.	5,052,600
230,600	USA Truck, Inc. (a)	2,813,320
139,070	Vitran Corporation, Inc. (a)	1,992,873
		12,708,793

TOTAL COMMON STOCKS
	(Cost $411,921,945)	$397,234,801

Principal
Amount	SHORT TERM INVESTMENTS - 3.83%	Value
	Discount Note - 3.83%
$15,843,000	Federal Home Loan Bank
	Discount Note, 1.600%,
	5/01/2008	$15,843,000
	Variable Rate Demand Note - 0.00%
$521	Wisconsin Corporate Central
	Credit Union 4.990% (b)	521
TOTAL SHORT TERM INVESTMENTS
	(Cost $15,843,521)	$15,843,521

TOTAL INVESTMENTS
	(Cost $427,765,466) - 99.84%	$413,078,322
Percentages are stated as a percent of net assets
ADR American Depository Receipt.
(a) Non income producing security.
(b) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2008.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2008 (Unaudited)
Investment Income:
Dividend income	$1,350,765
Interest income	375,359
Total investment income	1,726,124
Expenses:
Investment advisory fee	2,265,172
Shareholder servicing	410,532
Printing & Mailing expenses	101,221
Administration fee	63,205
Fund accounting expenses	36,429
Custodian fees	29,430
Federal & state registration fees	23,472
Audit fees	24,250
Legal fees	20,855
Directors’ fees & expenses	18,857
Payroll expense **	11,533
Other expense	2,302
Total expenses	3,007,258

Net investment loss	(1,281,134)
Realized and Unrealized Gain(Loss) on Investments:
Realized gain on investments	2,266,806
Change in unrealized appreciation on investments	(100,242,658)
Net realized and unrealized loss on investments	(97,975,852)
Net Decrease in Net Assets Resulting from Operations	$(99,256,986)
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
	For the Six Months				For the Years Ended October 31,
	Ended April 30, 2008		2007		2006		2005		2004		2003
	(Unaudited)
Net asset value, beginning of period	$34.24		$32.32		$29.75		$24.46		$22.82		$14.02
Income (loss) from investment operations:
Net investment loss	(0.07	) [2]	(0.10	) [2]	(0.03	) [2]	(0.16	)2	(0.21	) [2]	(0.16	) [2]
Net realized and unrealized gain(loss) on investments	(5.54)		5.06		4.05		6.04		2.65		9.16
Total from investment operations	(5.61)		4.96		4.02		5.88		2.44		9.00
Less dividends and distributions:
Distributions from net realized gains	(4.77)		(3.05)		(1.46)		(0.60)		(0.83)		(0.23)
Total dividends and distributions	(4.77)		(3.05)		(1.46)		(0.60)		(0.83)		(0.23)
Redemption fees	–	[2,5]	0.01	[2]	0.01	[2]	0.01	[2]	0.03	[2]	0.03	[2]
Net asset value, end of period	$23.86		$34.24		$32.32		$29.75		$24.46		$22.82
Total return[1]	(18.05%)[4]		16.64%		14.04%		24.41%		10.92%[4]		65.30%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$413,730		$569,856		$492,582		$424,466		$192,884		$131,279
Ratio of net expenses to average net assets:	1.33	% [3]	1.27%		1.29%		1.29%		1.25%		1.44%
Ratio of net investment loss to average net assets:	(0.57%)[3]		(0.30%)		(0.11%)		(0.59%)		(0.90%)		(0.90%)
Portfolio turnover rate	14.7%		28.5%		26.1%		24.1%		30.2%		32.0%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.
2 Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Annualized
4 Not Annualized
5 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund	11

Statements of Changes in Net Assets

For the Six Months Ended	For the Year Ended
April 30, 2008	October 31, 2007
(Unaudited)

Operations:
Net investment loss	$(1,281,134)	$(1,588,056)
Net realized gain on investments	2,266,806	80,544,441
Net decrease in unrealized appreciation on investments	(100,242,658)	(2,875,883)
Net increase(decrease) in net assets resulting from operations	(99,256,986)	76,080,502
Dividends and Distributions to Shareholders:
Net realized gains	(78,958,826)	(46,281,668)
Total dividends and distributions	(78,958,826)	(46,281,668)
Capital Share Transactions:
Proceeds from shares issued
(2,653,772 and 1,772,341 shares, respectively)	67,723,112	162,424,908
Cost of shares redeemed
(4,565,452 and 2,901,587 shares, respectively)	(116,450,576)	(155,571,730)
Reinvestment of distributions
(2,610,422 and 1,340,203 shares, respectively)	70,742,442	40,527,738
Redemption fees	75,335	93,474
Net increase in net assets from capital share transactions	22,090,313	47,474,390
Total Increase(Decrease) in Net Assets	(156,125,499)	77,273,224
Net Assets
Beginning of the Period	569,855,620	492,582,396
End of the Period (including undistributed net investment loss of
$1,281,134 and $0, respectively)	$413,730,121	$569,855,620

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities
April 30, 2008 (Unaudited)
Assets:
Investments at fair value (cost $427,765,466)	$413,078,322
Cash	9
Dividends and interest receivable	19,981
Receivable for investments sold	1,340,206
Receivable for fund shares issued	726,791
Prepaid Expenses	31,121
Total Assets	415,196,430
Liabilities:
Payable for investments purchased	52,699
Payable for fund shares purchased	783,119
Payable to Advisor	343,673
Accrued expenses and other liabilities	286,818
Total Liabilities	1,466,309
Net Assets	$413,730,121
Net Assets Consist of:
Capital stock	$430,665,699
Accumulated net investment loss	(1,281,134)
Accumulated undistributed net realized loss on investments sold	(967,300)
Net unrealized appreciation on investments	(14,687,144)
Total Net Assets	$413,730,121
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	17,340,539
Net asset value price per share	$23.86

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

April 30, 2008 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Other listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.
Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2007 by increasing net investment income by $1,588,056 and decreasing realized gains by $1,588,056.

g.
Effective April 30, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

2.
InvestmentAdvisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund.  At April 30, 2008, the Fund had fees due to PCM of $343,673.  For the six months ended April 30, 2008, the Fund incurred advisory fees of $2,265,172 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined.  The most restrictive percentage for the six months ended April 30, 2008 was 1.75%.  For the six months ended April 30, 2008, no expenses were required to be reimbursed by PCM.

3.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2008 were as follows:
Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$ –	$64,880,819	$ –	$65,414,518

Perritt MicroCap Opportunities Fund	13

At October 31, 2007, the Fund had no capital loss carry forwards.

At October 31, 2007, the components of capital on a tax basis were as follows:

Cost of Investments	$487,148,874
Gross unrealized appreciation	134,604,441
Gross unrealized depreciation	(49,048,927)
Net unrealized appreciation	$85,555,514
Undistributed net investment loss	$(1,588,056)
Undistributed capital gains	77,312,776
Total undistributed earnings	$75,724,720

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Ordinary Income	$ 8,929,764	$–
Long Term Capital Gain	37,351,899	23,802,991

On November 15, 2007, the Board of Directors of the Fund declared a net realized gain distribution of $4.77 per share.

4.	New Accounting Pronouncements
In September 2006, FASB released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Fund believes the adoption of SFAS 157 will have no material impact on the Fund’s financial statements.

5.	Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Expense Example

April 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 – April 30, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/07	4/30/08	11/1/07 – 4/30/08[1]
Actual	$1,000.00	$ 819.50	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,018.25	6.67

1 Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund	15

Advisory Agreements

Approval of renewal of investment advisory agreements

On November 30, 2007, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “Funds”) considered and approved the continuance of the Funds’ Investment Advisory Agreements (the “Agreements”) with Perritt Capital Management, Inc. (“PCM”) for an additional one-year term.  The material factors that formed the basis of the Directors approving the continuance of the Agreements, including the Directors’ conclusions respecting the material factors, are discussed below.

1.	Information Received

During the year, the Directors received a substantial amount of information and material pertinent to services rendered to the Funds by PCM, as well as general information regarding the mutual fund industry.  In addition, prior to the November meeting the Directors requested a detailed report from PCM and the Funds’ administrator regarding the Funds, pursuant to 15(c) of the Investment Company Act of 1940.

Specific information about the Funds that the Directors receive on a regular basis includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, brokerage fees, expenses, redemption fees and portfolio trading practices.  This information is provided to the Directors at the regularly scheduled quarterly board meetings.  The board meeting books also contain a detailed description of mutual fund legal and industry updates.  On a weekly basis, the Directors receive reports showing inflows/outflows and the net asset value for each of the Funds.  As warranted, the Directors receive articles of interest that are published by independent newsletters and mutual fund trade association web sites.  These articles relate to regulatory and compliance issues and industry trends.

The detailed report that the Directors received from PCM and the Funds’ administrator included an in-depth analysis of the Funds’ performance, fees and expenses as compared to a group of funds selected by Lipper, Inc. (an independent ranking and analytical organization) as appropriate for comparison purposes to the Funds (“peer groups”).  Lipper selected funds for the peer groups that it identified as similar to the Funds in terms of investment classification, asset size and expense structure.  Additional information provided to the Directors included a discussion of PCM’s personnel committed to investment management, administration and compliance.

2.	Nature, extent and quality of service

The Directors concluded that PCM had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Agreements and that the nature, overall quality, cost and extent of PCM’s investment advisory services were satisfactory.  They made this conclusion after looking at the personnel of PCM responsible for the investment and regulatory processes of the Funds, the quality of investment management provided to the Funds by PCM, PCM’s management history and PCM’s ability to attract investors for the Funds.  The Directors noted that PCM continues to add staff and purchase software enhancements.  Specifically, PCM has hired a research analyst in addition to the three securities analysts already on staff.  The research analyst provides special project reports that are not necessarily a part of the security analysis process.  An additional administrative assistant was added in September of 2007.  PCM has also subscribed to two additional data services provided by Thomson Financial Services.  These services provide critical information in assisting the securities analysts.  All costs of personnel, system upgrades and monitoring of third party service providers are borne by PCM.

3.	Investment Performance

The Directors determined that PCM’s performance in managing the Funds indicates that PCM’s continued management of the Funds’ assets is in the best interest of shareholders.  They made this determination after noting that the Funds have continued to operate within their stated investment philosophy and objectives (maintaining compliance with their investment restrictions) and reviewing the short-term and long-term performance of the Funds on both an absolute basis and in comparison to their peer groups, the Lipper Small-Cap Core Fund Index (with respect to the Perritt MicroCap Opportunities Fund), the Lipper Small-Cap Value Fund Index (with respect to the Perritt Emerging Opportunities Fund) and the Funds’ benchmark indices (the Russell ® 2000 Index and the MSCI ® U. S. Micro Cap Index).  The Directors noted that the performance of the Perritt MicroCap Opportunities Fund is above its peer group’s average and the Lipper Small-Cap Core Fund Index for the 1 Year, 3 Year and 10 Year periods, and that the performance of the Perritt Emerging Opportunities Fund is above its peer group’s average and the Lipper Small-Cap Value Fund Index for the 1 Month, 6 Month and 1 Year period.  They then noted that the Perritt MicroCap Opportunities Fund has outperformed the Russell ® 2000 Index and the MSCI ® U. S. Micro Cap Index for the 1 Year, 3 Year, 5 Year and 10 Year periods ended October 31, 2007, and that the Perritt Emerging Opportunities Fund has outperformed the Russell ® 2000 Index and the MSCI ® U. S. Micro Cap Index for the 1 Year and 3 Year periods ended October 31, 2007 and since inception (August 2004).

Advisory Agreements Continued

4.	Advisory fees and expenses

The Directors concluded that the advisory fees and total expenses of the Funds were fair and reasonable.  In making this conclusion, the Directors were provided with a comparative table of advisory fees and other expenses for the Funds as well as those of their peer groups.  The Perritt MicroCap Opportunities Fund’s advisory fee and net advisory fee were equal to the median fees of the peer group, while its total expenses were slightly lower than the median total expenses of the peer group.  The Perritt Emerging Opportunities Fund’s advisory fee and net advisory fee were higher that the median fees of the peer group, while its total expenses were slightly lower than the median total expenses of the peer group.

Advisory fees charged to privately managed accounts are, in some cases, lower than those charged to the Funds, but the Directors determined that the differences are justified due to the greater amount of resources devoted to managing the Funds.

5.	Adviser costs and level of profit

In reviewing the non-advisory fee costs incurred by the Funds, the Directors determined that the non-advisory fee costs incurred by the Perritt MicroCap Opportunities Fund were in line with the non-advisory fee costs incurred by its peer group, while the non-advisory fee costs incurred by the Perritt Emerging Opportunities Fund were lower than the non-advisory fee costs incurred by its peer group.  They noted that the expense ratios in the Funds are declining, and that PCM, at its own expense, has added additional personnel and software enhancements that benefit the Funds and engaged in a more aggressive marketing effort for the Funds.  Given these factors, the Directors concluded that the profitability rates to PCM with respect to the Agreements are not excessive, and that PCM has maintained adequate profit levels to support the services to the Funds.

6.	Economies of Scale

The Directors concluded that as the assets of the Funds have grown, the Funds' expense ratios have been declining, indicating that there are economies of scale benefiting the shareholders.  They noted that the advisory fee payable by the Perritt MicroCap Opportunities Fund does not permit the realization of economies of scale because there are no breakpoints in the advisory fee, while the advisory fee payable by the Perritt Emerging Opportunities Fund does permit the realization of economies of scale because there are breakpoints in the advisory fee.  The Directors reexamined (as they periodically do from time to time) the appropriateness of the advisory fees and the potential for the Funds to benefit from economies of scale in light of reasonable growth expectations for the Funds, the breakpoints (if any) in the advisory fees of funds in their peer groups and certain of their expenses that are not incurred as fees based on a percentage of net assets, and concluded that changes in the Funds’ advisory fees were not warranted at the current time.

7.	Additional benefits

PCM has developed a strong network of broker-dealers who not only execute transactions for the Funds, but provide PCM with research and follow-up on companies that are held by the Funds.  The research provided by this network is not paid for by any soft dollar arrangement.  In the absence of soft dollar payments, PCM is able to negotiate lower commission costs for the Funds’ portfolio transactions.

8.	Conclusions

In approving the continuance of the Agreements, the Directors considered a number of factors.  No single factor was determinative of the Directors’ decision to approve the continuance of the Agreements; rather, the Directors based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Directors (including all of the Directors who are not interested persons of the Funds) determined that the continuance of the Agreements was in the best interests of the Funds and their shareholders, as the Agreements, including the advisory fees, were fair and reasonable to the Funds.

The past six months have been a difficult period for micro-cap investors.  The Perritt Emerging Opportunities Fund posted a 23.54 percent decline during the first six months of the fiscal 2008 period ended April 30, 2008 versus a 19.32 percent decline in the benchmark MSCI MicroCap Index.  The Russell 2000 Index declined by 12.92 percent during the same period.  (The complete performance results can be viewed on page 20 of this report.) We have included both the MSCI MicroCap Index and the Russell 2000 Index to compare performance of the Fund to the micro-cap and small-cap segments of the market.

There is little doubt that micro-cap stocks are in the midst of a bear market that began about nine months ago.  While the ultimate length of this bear market is uncertain, we know that bear stock markets have not lasted forever.  In fact, since the end of World War II, the average length of bear stock markets was 11 months. When you invest in the stock market, particularly the micro-cap segment, there are certainly going to be good times and bad times, and this is one of those periods where the damage has been severe.  However, we believe it is critical to keep our long-term focus and not change our investment process.  We seek to uncover quality companies, which are profitable, possess clean balance sheets, are cash flow positive, and possess attractive valuations.  Bear markets are painful and emotionally grinding, but they also present exceptional investment opportunities. There is an old adage that has withstood the test of time: “you make all your money in bear markets, you just don’t know it until the bear market runs its course.”

Many investors would refute this adage.  With stock prices declining week-after-week during a bear market, most investors see only what they have lost.  When the pain becomes too much to bear, they ultimately throw in the towel, dump their losers, and head for the safety of near-cash investments.  Astute investors, on the other hand, add to their quality stock holdings and seek to add new investments in well-managed companies whose shares are cheap relative to future earnings prospects.  These may be the investors who make most of their money during a bear market.

The table on page 19 represents the average performance of stocks within the Russell 2000 Index during the last 12 months (ending April 30).  We separated the stocks within the Russell 2000 Index into market capitalization ranges.  This table clearly shows that the smallest of companies have experienced a severe bear market. While there is no doubt that many small-cap and micro-companies deserved to have their stock prices marked down by a significant amount, many of the companies in the lower market capitalization ranges have been punished because nervous investors have indiscriminately dumped their shares. With limited liquidity in the low market-cap ranges, an incremental increase in selling causes stock prices to decline by a greater degree than in the higher capitalization ranges.   Our challenge is to find the quality companies that are the most attractively priced among this wreckage.

Performance of the Russell 2000
Index by Market Cap
Market Cap	12-Month
Ranges	Performance
$8.1 bil. to $1.0 bil.	14.3%
$1.0 bil. to $542 mil.	-8.1
$542 mil. to $295 mil.	-19.8
$295 mil. to $5 mil.	-49.3

During the past six months, investments in 22 companies were liquidated from the Fund.  Three of these investments were sold due to pending buyout offers from private equity firms.  Included in this group were Criticare Systems, Lifecore Biomedical and Varsity Group.   Five of our investments were liquidated due to lofty valuations and 14 were sold due to disappointing operating results. As of April 30, 2008, the portfolio contained common stocks of 169 companies, six of which were added during the past six months.  (The Fund’s ten largest holdings and detailed descriptions can be found on page 21 of this report.)  Based on our earnings estimate, the Fund’s portfolio is trading at slightly less than 12 times our 2008 earnings estimates and slightly more than 11 times our 2009 earnings estimates.  On average, the portfolio is priced at 0.8 times sales and the median market capitalization is approximately $51 million. While the Perritt Emerging Opportunities Fund is only a little less than four years old, these are the lowest valuations in its history. Thank you for investing in this truly innovative product. Dr. Perritt and I made the first investment in this Fund nearly fours years ago.  Both of us have not sold a share, and we continue to add to our investments in the Fund on a regular basis.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at www.perrittmutualfunds.com.

Michael Corbett

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

Perritt Emerging Opportunities Fund	19

Performance*	April 30, 2008 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. equity market capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2008 (Unaudited)
	Past 6 Months	Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund	-23.54%	-19.99%	26.53%	35.60%
Russell 2000® Index	-12.92%	-10.96%	28.15%	37.54%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	-19.32%	-20.71%	13.14%	21.23%
(reflects no deduction for fees and expenses)
CPI	2.82%	3.94%	10.39%	13.36%

Average Annual Total Returns**
Periods ended April 30, 2008 (Unaudited)
		Past 1 Year	Past 3 Years	Since Inception
Perritt Emerging Opportunities Fund		-19.99%	8.15%	8.66%
Russell 2000® Index		-10.96%	8.62%	9.06%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index		-20.71%	4.20%	5.39%
(reflects no deduction for fees and expenses)
CPI		3.94%	3.35%	3.48%
*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through April 30, 2008. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.
This chart does not imply any future performance.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.Performance data current to the most recent month end may be obtained by calling 800-331-8936.
**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

Carriage Services, Inc. (CSV) provides death care services and merchandise.  It provides burial and cremation services, including consultation, the removal and preparation of remains, the sale of caskets and the use of funeral home facilities for visitation and worship.

Perma-Fix Environmental Services, Inc.  (PESI) operates as an environmental and technology know-how company in the United States. The company operates in two segments, Nuclear Waste Management Services and Consulting Engineering Services.  The company serves research institutions, nuclear utilities, commercial generators, and pharmaceutical companies, as well as agencies and contractors of the U.S. government.

Versant Corp. (VSNT) engages in the design, development, marketing, and support of object-oriented database management system products to solve complex data management and data integration problems of enterprises. The company also provides related product support, training, and consulting services to assist users in development and deployment of software applications based on its products.

Perceptron, Inc. (PRCP) engages in the design, and manufacture of information-based measurement and inspection solutions for process improvement, primarily for the automotive industry. Perceptron also provides technology components that allow customers to add digitizing capabilities to their machines or systems and the integration of its laser-based scanning technology into their proprietary systems.

Mitcham Industries, Inc. (MIND) engages in the leasing and sale of seismic equipment. It leases and sells geophysical and other equipment used primarily by seismic data acquisition contractors to perform seismic data acquisition surveys on land

Universal Stainless & Alloy Products, Inc. (USAP) manufactures and markets semi-finished and finished specialty steel products, including stainless steel, tool steel, and certain other alloyed steels. The company sells its products to rerollers, forgers, service centers, original equipment manufacturers, and wire redrawers.

MFRI, Inc. (MFRI) engages in the manufacture and sale of piping systems, filtration products, and industrial process cooling equipment.

Metalico, Inc. (MEA), engages in ferrous and non-ferrous scrap metal recycling and lead-metal products fabrication activities in the United States. The company operates 11 scrap metal recycling facilities; an aluminum de-ox plant; and 5 lead product manufacturing and fabricating plants.

North America Galvanizing & Coatings, Inc.(NGA) engages in the hot dip galvanizing and coating for corrosion protection of fabricated steel products in the United States.  It offers various services, including centrifuge galvanizing for small threaded products, sandblast-ing, chromate quenching, polymeric coatings, and proprietary coating application systems.

Memry Corp. (MRY) provides design, engineering, development, and manufacturing services primarily to the medical device industry using proprietary shape memory alloy and specialty polymer-extrusion technologies.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	April 30, 2008 (Unaudited)

Perritt Emerging Opportunities Fund	21

Schedule of Investments	April 30, 2008 (Unaudited)

Shares	COMMON STOCKS – 93.67%	Value
Aerospace & Defense- 0.22%
402,000	OSI Geospatial, Inc. (a)	$192,960
Air Transport - 0.64%
40,400	AeroCentury Corp. (a)	554,692
Auto Components - 1.19%
100,000	Sorl Auto Parts, Inc. (a)	496,000
69,900	Wonder Auto Technology, Inc. (a)	531,939
		1,027,939
Biotechnology - 0.67%
172,306	Commonwealth Biotechnologies, Inc. (a)	399,750
209,000	Isoray, Inc. (a)	175,560
		575,310
Building Materials - 3.09%
514,000	Goldfield Corp. (a)	298,120
81,000	Meadow Valley Corporation (a)	815,670
67,300	MFRI, Inc. (a)	1,060,648
129,056	US Home Systems, Inc. (a)	483,960
		2,658,398
Business Services - 5.91%
73,500	Acorn Energy, Inc. (a)	348,390
1,600,654	BrandPartners Group, Inc. (a)	91,237
189,000	Clearpoint Business Resources, Inc. (a)	192,780
150,200	Fortune Industries, Inc. (a)	270,360
98,000	GP Strategies Corporation (a)	833,000
598,217	Newtek Business Services, Inc. (a)	616,164
70,000	PacificNet, Inc. (a)	77,700
115,000	Perceptron, Inc. (a)	1,156,900
92,400	Questar Assessment, Inc. (a)	200,970
70,000	RCM Technologies, Inc. (a)	287,700
48,500	Rentrak Corporation (a)	672,695
60,000	Willdan Group, Inc. (a)	344,400
		5,092,296
Chemical and Related Products - 1.74%
100,000	Flexible Solutions International, Inc.
	(Acquired 4/13/05, Cost $375,000)(a) (c)	230,000
98,500	Flexible Solutions International, Inc. (a)	226,550
40,000	KMG Chemicals, Inc.	554,000
243,900	TOR Minerals International, Inc. (a)	487,800
		1,498,350
Commercial Banks - 0.39%
45,000	Pacific Premier Bancorp (a)	339,750
Communications Equipment - 1.31%
157,661	Allied Motion Technologies, Inc. (a)	737,854
294,800	NMS Communications Corp. (a)	392,084
		1,129,938
Computers & Electronics - 6.29%
205,500	ADDvantage Technologies Group, Inc. (a)	803,505
310,000	American Technology Corp. (a)	675,800
80,256	Astrata Group, Inc. (Acquired 4/26/05 and
	1/29/07, Cost $210,000) (a)(c)	40,128
249,744	Astrata Group, Inc. (a)	124,872
92,800	Astro-Med, Inc	782,304
53,700	Cyberoptics Corp. (a)	474,708
110,000	Napco Security Systems, Inc. (a)	519,200
38,223	Rimage Corp. (a)	683,045
495,000	Socket Communications, Inc. (a)	340,065
55,000	Spectrum Control, Inc. (a)	471,900
37,550	Williams Controls, Inc. (a)	497,538
		5,413,065

Consumer Products - Distributing - 1.80%
374,800	China 3c Group (a)	637,160
159,473	KSW, Inc.	907,401
		1,554,561
Consumer Products - Manufacturing - 4.34%
57,100	Ashworth, Inc. (a)	187,288
500,000	Charles & Colvard Ltd.	575,000
156,700	Emerson Radio Corp. (a)	170,803
55,500	Flexsteel Industries, Inc	617,715
50,400	Hauppauge Digital, Inc. (a)	177,912
160,000	International Absorbents, Inc. (a)	712,000
25,000	Matrixx Initiatives, Inc. (a)	347,750
76,500	Motorcar Parts of America, Inc. (a)	522,495
229,700	Proliance International, Inc. (a)	257,264
41,000	Tandy Brands Accessories, Inc.	170,355
		3,738,582
Electronic Equipment & Instruments - 4.70%
33,800	Espey Manufacturing & Electronics Corp	701,350
49,000	Frequency Electronics, Inc.	324,870
300,000	Iteris, Inc. (a)	837,000
43,500	LOUD Technologies, Inc. (a)	256,650
125,000	Magnetek, Inc. (a)	437,500
46,900	O.I. Corporation	525,983
60,946	Schmitt Industries, Inc. (a)	386,398
202,000	Universal Power Group, Inc. (a)	585,800
		4,055,551
Energy & Related Services - 1.60%
131,046	China Solar & Clean Energy Solutions, Inc. (a)..	259,471
59,999	Mitcham Industries, Inc. (a)	1,121,981
		1,381,452
Environmental Services - 3.82%
80,000	Metalico, Inc. (a)	1,036,800
522,000	PDG Environmental, Inc. (a)	234,900
468,934	Perma-Fix Environmental Services (a)	1,200,471
552,369	TurboSonic Technologies, Inc. (a)	342,469
80,100	Versar, Inc. (a)	476,595
		3,291,235
Financial Services - 1.10%
73,000	B of I Holdings, Inc. (a)	421,210
29,700	Hennessy Advisors, Inc.	252,450
42,700	Nicholas Financial, Inc. (a)	271,999
		945,659
Food - 2.88%
322,000	Armanino Foods Distinction, Inc.	151,340
39,400	John B. Sanfilippo & Son, Inc. (a)	422,762
70,000	Monterey Gourmet Foods, Inc. (a)	211,400
695,000	New Dragon Asia Corp. (a)	528,339
125,500	Overhill Farms, Inc. (a)	633,775
75,000	Willamette Valley Vineyard, Inc. (a)	532,500
		2,480,116
Industry Machinery - 0.44%
33,333	Met Pro Corp	376,330

Insurance - 0.33%
91,400	CRM Holdings Ltd. (a)	285,168

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2008 (Unaudited)

Leisure - 3.67%
100,000	Century Casinos, Inc. (a)	332,000
200,000	Cybex International, Inc. (a)	788,000
185,000	Envoy Capital Group, Inc. (a)	451,400
177,000	Full House Resorts, Inc. (a)	362,850
1,871,000	IA Global, Inc. (a)	505,170
42,500	Red Lion Hotels Corporation (a)	403,325
145,000	Silverleaf Resorts, Inc. (a)	319,000
		3,161,745
Management Consulting Services - 1.88%
301,000	Management Network Group, Inc. (a)	526,750
140,000	SM&A (a)	695,800
42,801	TechTeam Global, Inc. (a)	398,049
		1,620,599
Medical Supplies & Services - 13.57%
79,000	Allied Healthcare Products, Inc. (a)	495,330
578,000	American Bio Medica Corp. (a)	387,260
58,000	American Medical Alert Corporation (a)	399,040
50,000	America Service Group, Inc. (a)	329,000
42,400	Birner Dental Management Services, Inc.	791,820
625,000	CardioTech International, Inc. (a)	375,000
154,500	Carriage Services, Inc. (a)	1,282,350
193,000	Health Fitness Corp. (a)	414,950
512,910	HearUSA, Inc. (a)	687,299
555,100	Hooper Holmes, Inc. (a)	449,631
285,700	Implant Sciences Corp. (a)	411,408
126,203	IRIDEX Corporation (a)	213,283
747,800	Memry Corp. (a)	957,184
42,050	National Dentex Corporation (a)	491,144
225,000	NovaMed, Inc. (a)	942,750
635,000	Ophthalmic Imaging Systems, Inc. (a)	247,015
1,000,000	PainCare Holdings, Inc. (a)	60,000
78,166	Pharsight Corp. (a)	390,830
281,000	PHC, Inc. (a)	828,950
62,000	Rockwell Medical Technologies, Inc. (a)	342,860
14,300	Span-America Medical Systems, Inc	164,593
130,000	VIVUS, Inc. (a)	737,100
71,000	Zareba Systems, Inc. (a)	293,230
		11,692,027
Minerals and Resources - 1.79%
45,257	Allied Nevada Gold Corp. (a)	224,475
1,005,000	Golden Odyssey Mining, Inc. (a)	119,750
89,500	New Gold, Inc. (a)	688,255
50,750	Uranium Resources, Inc. (a)	302,470
57,000	Vista Gold Corp. (a)	210,900
		1,545,850
Motion Pictures- 0.64%
115,150	Ballantyne Omaha, Inc. (a)	552,720
Oil & Gas - 5.75%
400,000	Boots & Coots International	824,000
65,700	CE Franklin Ltd. (a)	515,088
149,479	Far East Energy Corp.(a)	82,064
300,000	Far East Energy Corp. (Acquired 12/31/04 and
	10/31/05, Cost $275,000) (a)(c)	164,700
275,000	Gasco Energy, Inc.(a)	792,000
315,000	Magellan Pete Corp. (a)	444,150
287,500	Petro Resources Corp. (a)	506,000
152,500	Teton Energy Corp. (a)	850,950
52,500	TGC Industries, Inc. (a)	382,200
30,000	TXCO Resorurces, Inc. (a)	383,400
		4,944,552
Pharmaceuticals - 0.17%
628,000	Zila, Inc. (a)	144,440

Retail - 3.56%
145,870	Gottschalks, Inc. (a)	344,253
78,498	GTSI Corp. (a)	627,984
88,828	Hastings Entertainment, Inc. (a)	739,937
101,000	Man Sang Holdings, Inc. (a)	717,100
55,000	Sport Supply Group, Inc.	635,250
		3,064,524
Road & Rail - 1.00%
150,000	Covenant Transport, Inc. (a)	859,500

Semiconductor Related Products - 5.57%
100,000	8x8, Inc. (a)	113,000
100,000	AXT, Inc. (a)	475,000
282,100	California Micro Devices Corp. (a)	866,047
80,000	Cascade Microtech, Inc. (a)	596,800
135,000	Catalyst Semiconductor, Inc. (a)	575,100
258,900	FSI International, Inc. (a)	419,418
227,700	Ibis Technology Corp.(a)	61,479
100,000	Ramtron International Corp. (a)	426,000
124,200	Sparton Corporation (a)	578,772
150,000	White Electric Designs Corp. (a)	685,500
		4,797,116

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund	23

Schedule of Investments Continued	April 30, 2008 (Unaudited)

Software - 4.49%
97,000	American Software, Inc. - Class A	596,550
249,000	ARI Network Services, Inc. (a)	373,500
40,100	Bsquare Corp. (a)	192,881
430,740	CTI Group Holdings, Inc.. (a)	120,607
300,000	Evolving Systems, Inc. (a)	696,000
115,000	Global Med Technologies, Inc. (a)	148,350
790,000	Stockgroup Information Systems, Inc. (a)	323,110
38,600	Versant Corp. (a)	1,175,370
300,000	Wave Systems Corp. (a)	237,000
		3,863,368
Specialty Manufacturing - 6.11%
100,000	Baldwin Technology Co., Inc. - Class A (a)	241,000
70,000	Core Molding Technologies, Inc. (a)	484,400
356,200	Electric & Gas Technology, Inc. (a)	26,715
7,200	Friedman Industries, Inc	39,600
15,000	Hurco Companies, Inc. (a)	686,850
29,000	LMI Aerospace, Inc. (a)	556,800
37,500	Nobility Homes, Inc.	656,250
187,500	North American Galvanizing & Coatings, Inc. (a)	990,000
57,000	RF Monolithics, Inc. (a)	136,800
28,000	Universal Stainless & Alloy Products, Inc. (a)	1,071,280
83,400	Veri-Tek International Corp. (a)	371,130
		5,260,825
Telecommunications - 3.01%
40,000	Globecomm Systems, Inc. (a)	355,200
40,000	Micronetics, Inc. (a)	270,000
38,000	Radyne ComStream, Inc. (a)	296,400
217,000	RELM Wireless Corporation (a)	364,728
195,000	TeleCommunication Systems, Inc.- Class A (a)	709,800
304,990	TII Network Technologies, Inc. (a)	597,780
		2,593,908
TOTAL COMMON STOCKS (Cost $95,737,153)		$80,682,526

	Shares	WARRANTS -0.00%
	60,000	Astrata Warrants (Acquired 4/26/05, Cost $0)
		Expiration: 4/15/10, Excercise Price: $3.50 (c)	$0
	100,000	Flexible Solutions International, Inc. Warrants
		(Acquired 4/13/05, Cost $0)
		Expiration 4/8/09, Excercise Price: $4.50 (c)	0

TOTAL WARRANTS (Cost $0)			$0

	Principal Amount	FIXED INCOME SECURITIES - 0.29%	Value
	$250,000	Monmouth Capital Corporation
		8.00%, 03/30/2015(c)	$250,000
TOTAL FIXED INCOME SECUTIRIES (Cost $250,000)			$250,000
SHORT TERM INVESTMENTS - 5.94%
Discount Notes - 5.94%
	5,119,000	Federal Home Loan Bank Discount Note,
		1.600%, 05/01/2008	$5,119,000
Variable Rate Demand Notes - 0.00%
	$435	Wisconsin Corporate Central Credit Union
		Demand Note, 4.990% (b)	435
TOTAL SHORT TERM INVESTMENTS
		(Cost $5,119,435)	$5,119,435
TOTAL INVESTMENTS
		(Cost $101,106,588) - 99.90%	$86,051,961

Percentages are stated as a percent of net assets
(a)	Non income producing security.
(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2008.
(c)	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008,
	the value of restricted securities amounted to $434,828 or 0.50% of Net Assets.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations	April 30, 2008 (Unaudited)

For the Six Months Ended April 30, 2008 (Unaudited)
Investment Income:
Dividend Income	$165,716
Interest income	51,594
Total investment income	217,310
Expenses:
Investment advisory fee	586,802
Shareholder servicing	84,600
Audit fees	18,016
Federal & state registration fees	28,228
Fund accounting expenses	18,588
Legal fees	20,234
Custodian fees	12,051
Printing & mailing expenses	22,906
Administration fee	14,331
Directors’ fees & expenses	18,946
Other expense	2,767
Payroll expense **	11,711
Total expenses	839,180
Net investment loss	(621,870)
Realized and Unrealized Loss on Investments:
Realized loss on investments	(1,451,691)
Change in unrealized appreciation on investments	(25,225,756)
Net realized and unrealized loss on investments	(26,677,447)
Net Decrease in Net Assets Resulting from Operations	$(27,299,317)
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund	25

Financial Highlights

For a Fund share outstanding throughout the period
For the Six Months			For the Year Ended October 31,				For the Period August 27, 2004[1]
Ended April 30, 2008			2007		2006		2005		through October 31, 2004
(Unaudited)

Net asset value, beginning of period	$16.45		$14.35		$11.93		$10.17		$10.00
Income (loss) from investment operations:
Net investment loss	(0.08	) [2]	(0.06	) [2]	(0.08	) [2]	(0.15	) [2]	(0.01	) [2]
Net realized and unrealized gain(loss) on investments	(3.53)		2.90		2.73		1.92		0.15
Total from investment operations	(3.61)		2.84		2.65		1.77		0.14
Less dividends and distributions:
Distributions from net realized gains	(1.59)		(0.76)		(0.24)		(0.01)		–
Total dividends and distributions	(1.59)		(0.76)		(0.24)		(0.01)		–
Redemption fees	–	[2,5]	0.02	[2]	0.01	[2]	–	[2,6]	0.03	2
Net asset value, end of period	$11.25		$16.45		$14.35		$11.93		$10.17
Total return[1]	(23.54	%) [4]	21.13%		22.65%		17.26%		1.70%[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$86,139		$119,323		$72,822		$32,348		$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	1.78	%3	1.59%		1.67%		2.22%		17.32%[3]
After waiver and reimbursement	1.78	%3	1.59%		1.67%		2.22%		1.95%[3]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(1.32%)[3]		(0.41%)		(0.55%)		(1.30%)		(16.23%)[3]
After waiver and reimbursement	(1.32%)[3]		(0.41%)		(0.55%)		(1.30%)		(0.86%)[3]

Portfolio turnover rate	6.6%		34.4%		26.7%		64.4%		1.5%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.
2 Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Annualized
4 Not Annualized
5 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	April 30, 2008 (Unaudited)	October 31, 2007
Operations:
Net investment loss	$ (621,870)	$ (413,528)
Net realized gain(loss) on investments	(1,451,691)	11,899,456
Net increase(decrease) in unrealized appreciation on investments	(25,225,756)	4,606,687
Net increase(decrease) in net assets resulting from operations	(27,299,317)	16,092,615
Dividends and Distributions to Shareholders:
Net realized gains	(11,485,875)	(3,710,600)
Total dividends and distributions	(11,485,875)	(3,710,600)
Capital Share Transactions:
Proceeds from shares issued
(1,937,651 and 5,004,928 shares, respectively)	24,176,235	83,450,772
Cost of shares redeemed
(2,310,045 and 848,164 shares, respectively)	(29,046,980)	(52,755,756)
Reinvestment of distributions
(775,241 and 243,494 shares, respectively)	10,446,547	3,272,556
Redemption fees	25,274	152,110
Net increase in net assets from capital share transactions	5,601,076	34,119,682
Total Increase(Decrease) in Net Assets	(33,184,116)	46,501,697
Net Assets
Beginning of the Period	119,323,480	72,821,783
End of the Period (including undistributed net investment
loss of $5,829,314 and $2,707,070, respectively)	$ 86,139,364	$119,323,480

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2008 (Unaudited)
Assets:
Investments at fair value (cost $101,106,588)	$86,051,961
Cash	4,312
Dividends and interest receivable	2,666
Receivable for investments sold	140,569
Receivable for fund shares issued	158,896
Prepaid expenses	17,182
Total Assets	86,375,586
Liabilities:
Payable for fund shares purchased	73,040
Payable to Advisor	87,190
Accrued expenses and other liabilities	75,992
Total Liabilities	236,222
Net Assets	$86,139,364
Net Assets Consist of:
Capital stock	$103,316,921
Accumulated net investment loss	(621,870)
Accumulated undistributed net realized loss on investments sold	(1,501,060)
Net unrealized depreciation on investments	(15,054,627)
Total Net Assets	$86,139,364
Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	7,655,673
Net asset value price per share	$11.25

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund	27

Notes to Financial Statements

April 30, 2008 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Other listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2007 by increasing net investment income by $413,528 and decreasing realized gains by $413,528.

g.
Effective April 30, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes(“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

2.	Investment Advisory Agreement

The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated.  Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2008, the Company had fees due to PCM of $87,191.  For the year ended April 30, 2008, the Company incurred advisory fees of $586,800 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Company by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation.  There were no cumulative expenses subject to recapture or reimbursement by PCM, pursuant to the aforementioned conditions at April 30, 2008.

3.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2008 were as follows:

Purchases			Sales
U.S. Government		Other	U.S. Government		Other
$	_	$6,150,771	$	_	$11,245,326

Notes to Financial Statements

At October 31, 2007, the Fund had no capital loss carry forwards.

At October 31, 2007, the components of capital on a tax basis were as follows:

Cost of investments	$109,801,513
Gross unrealized appreciation	$22,836,262
Gross unrealized depreciation	(12,665,133)
Net unrealized appreciation	$10,171,129
Undistributed net investment loss	$(413,528)
Undistributed capital gains	11,850,034
Total undistributed earnings	$11,436,506

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,022,262	$ 685,744
Long Term Capital Gain	2,688,335	33,223

On November 15, 2007, the Board of Directors of the Company declared a net realized gain distribution of $1.59 per share.

4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company.  The Company has no right to require registration of unregistered securities.  At April 30, 2008, the Company held restricted securities with an aggregate market value of $434,828 and 0.50%  of total net assets of the Company.

5.	New Accounting Pronouncements
In September 2006, FASB released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management of the Fund believes the adoption of SFAS 157 will have no material impact on the Fund’s financial statements.

6.	Guaranteesand Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Perritt Emerging Opportunities Fund	29

Expense Example

April 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 – April 30, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/07	4/30/08	11/1/07 – 4/30/08[1]
Actual	$1,000.00	$764.60	$7.81
Hypothetical (5% return before expenses)	1,000.00	1,016.01	8.92

1 Expenses are equal to the Fund’s annualized expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Directors
and Officers

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders.  The majority of the Funds' directors are independent of Perritt Capital Management, Inc.  "Inside" directors are officers of Perritt Capital Management.  The Board of Directors elects the Funds' officers, who are listed below.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors	Officers

Dianne C. Click, 45	Michael J. Corbett, 42
MicroCap - Indefinite Term
12 years of service
Emerging - Indefinite Term
3 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

MicroCap - Indefinite Term
16 years of service
Emerging - Indefinite Term
3 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

David S. Maglich, 51	Gerald W. Perritt, 65
MicroCap - Indefinite Term
19 years of service
Emerging - Indefinite Term
3 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

MicroCap - Indefinite Term
20 years of service
Emerging - Indefinite Term
3 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Inside Director

Gerald W. Perritt, 65	Robert A. Laatz, 63
MicroCap - Indefinite Term
20 years of service
Emerging - Indefinite Term
3 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

MicroCap - Indefinite Term
10 years of service
Emerging - Indefinite Term
3 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 66

MicroCap - Indefinite Term
2 years of service
Emerging - Indefinite Term
2 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
McGladrey & Pullen, LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

● IRA                ● Roth IRA
● SEP-IRA        ● Coverdell Education
● SIMPLE IRA     Savings Account

2% redemption fee imposed for shares
held less than ninety (90) days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 12. Exhibits.

(a)	(1) Sarbanes-Oxley code of ethics for the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Not applicable to semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)        /s/ Michael J. Corbett
Michael J. Corbett, President

Date                                7/10/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Michael J. Corbett
Michael J. Corbett, President

Date                                7/10/08

By (Signature and Title)        /s/ Samuel J. Schulz
Samuel J. Schulz, Treasurer

Date                                7/10/08